                               SURETYSHIP AGREEMENT

              THIS SURETYSHIP AGREEMENT (this "Agreement"), is entered into as of June 9, 1999, among FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender Group (in such capacity, together with its successors, if any, in such capacity, "Agent"), STAR TELECOMMUNICATIONS, INC., a Delaware corporation, and certain of its Subsidiaries identified on the signature pages hereof (hereinafter, each a "Debtor," and individually and collectively, jointly and severally, the "Debtors") , with reference to the following facts:

       (A) Debtors have entered into that certain Loan and Security Agreement, dated as of even date herewith (the "Loan Agreement"), with the financial institutions that are identified therein as the "Lenders", and Foothill Capital Corporation, a California corporation, as agent for the Lenders (individually and collectively, the "Lender Group");

       (B) In order to induce the Lender Group to enter into the Loan Agreement, and in consideration thereof, and in consideration of any loan or other financial accommodations now or hereinafter extended by the Lender Group to any of the Debtors, whether pursuant to the Loan Agreement, the other Loan Documents, or otherwise, the Debtors have agreed to enter into this Agreement; and

       (C) Any and all initially capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Loan Agreement as otherwise as amended, restated, supplemented, renewed, extended or modified from time to time.

              NOW THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Agent on behalf of the Lender Group and each Debtor hereby agrees as follows:


1.     SURETYSHIP WAIVERS AND CONSENTS.

       1.1 Each of the Debtors comprising Borrower is, and at all times shall be, jointly and severally liable for each and every one of the Obligations of the Debtors comprising Borrower under the Loan Agreement and under each of the other Loan Documents and each of the Debtors comprising the Guarantors is, and at all times shall be, jointly and severally liable for each and every one of the Obligations of the Debtors comprising the Guarantors under the Loan Agreement and under each of the other Loan Documents, in each case, regardless of which of the Debtors requested, received, used, or directly enjoyed the benefit of, the extensions of credit thereunder. Unless and to the extent otherwise expressly set forth to the contrary in any of the Loan Documents, all of the Collateral shall secure all of the Obligations. Each Debtor's Obligations under the Loan Agreement are independent Obligations and are absolute and unconditional. Each Debtor, to the extent permitted by law, hereby waives any defense to such Obligations that may arise by reason of the disability or other defense or cessation of liability of any other Debtor for any reason other than payment in full. Each Debtor also waives any defense to such Obligations that it may have as a result of the Lender Group's election of or failure to exercise any right, power, or remedy, including the failure to proceed first against another Debtor or any security it holds from such other Debtor. Without limiting the generality of the foregoing, each Debtor expressly waives all demands and notices whatsoever (except for any demands or notices, if any, that such Debtor expressly is entitled to receive pursuant to the terms of any Loan Document), and agrees that the Lender Group may, without notice (except for such notice, if any, as such Debtor expressly is entitled to receive pursuant to the terms of any Loan Document) and without releasing the liability of such Debtor, extend for the benefit of any other Debtor the time for making any payment, waive or extend the performance of any agreement or make any settlement of any agreement for the benefit of any other Debtor, and may proceed against each Debtor, directly and independently of any other Debtor, as the Lender Group may elect in accordance with the Loan Agreement.

       1.2 Each Debtor acknowledges that the Obligations undertaken herein or in the other Loan Documents, and the grants of security interests and liens by such Debtor to secure Obligations of the other Debtors, could be construed to consist, at least in part, of the guaranty of Obligations of the other Debtors and, in full recognition of that fact, each Debtor consents and agrees as hereinafter set forth in the balance of this Section 1. The consents, waivers, and agreements of the Debtors that are contained in the balance of this Section 1 are intended to deal with the suretyship aspects of the transactions evidenced by the Loan Documents (to the extent that a Debtor may be deemed a guarantor or surety for the Obligations of another Debtor) and thus are intended to be effective and applicable only to the extent that any Debtor has agreed to answer for the Obligation of another Debtor or has granted a lien or security interest in Collateral to secure the Obligation of another Debtor; conversely, the consents, waivers, and agreements of the Debtors that are contained in the balance of this Section 1 shall not be applicable to the direct Obligation of a Debtor with respect to credit extended directly to such Debtor, and shall not be applicable to security interests or liens on Collateral of a Debtor given to directly secure direct Obligations of such Debtor where no aspect of guaranty or suretyship is involved. Each Debtor consents and agrees that the Lender Group may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of the Loan Agreement by any one or more of the Debtors, and without affecting the enforceability or continuing effectiveness hereof as to such Debtor, in accordance with the terms of the Loan Documents:

         (a) with respect to any other Debtor, supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate or otherwise change the time for payment or the terms of the Obligations of such other Debtor or any part thereof, including any increase or decrease of the rate(s) of interest thereon with the agreement of such other Debtor;

         (b) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any security or guarantees granted or entered into by any Person(s) other than such Debtor, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

         (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

         (d)  accept partial payments on the Obligations;

         (e) receive and hold additional security or guarantees for the Obligations or any part thereof;

         (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as Agent, on behalf of the Lender Group, in its sole and absolute discretion may determine;

         (g) release any other Person (including, without limitation, any other Debtor) from any personal liability with respect to the Obligations or any part thereof;

         (h) with respect to any Person other than such Debtor (including, without limitation, any other Debtor), settle, release on terms satisfactory to the Lender Group or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or

         (i) consent to the merger, change or any other restructuring or termination of the corporate or partnership existence of any other Debtor or any other Person, and correspondingly agree, in accordance with all applicable provisions of the Loan Documents, to the restructure of the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Debtor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

       1.3 Upon the occurrence and during the continuance of any Event of Default, Agent on behalf of the Lender Group may enforce the Loan Documents independently as to each Debtor and independently of any other remedy or security Agent on behalf of the Lender Group at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Lender Group to marshal assets in favor of any Debtor or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce the Loan Agreement. Each Debtor expressly waives any right to require the Lender Group to marshal assets in favor of any Debtor or any other Person or to proceed against any other Debtor, any other Person, or any collateral provided by any Person, and agrees that the Lender Group may proceed against any Debtor, any other Person, or any collateral in such order as it shall determine in its sole and absolute discretion.

       1.4 Agent on behalf of the Lender Group may file a separate action or actions against any Debtor, whether such action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Debtor agrees, for itself, that the Lender Group and any other Debtor, or any Affiliate of any other Debtor (other than such Debtor itself), may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy as to such Debtor of the Loan Documents.

       1.5 The rights of the Lender Group created or granted herein with respect to any Debtor and the enforceability of the Loan Documents as to any Debtor at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Debtor and whether or not any other Debtor shall have any personal liability with respect thereto.

       1.6 To the maximum extent permitted by applicable law, each Debtor, for itself, expressly waives any and all defenses now or hereafter arising or that otherwise might be asserted by reason of

         (a) any disability or other defense of any other Debtor with respect to the Obligations, or with respect to the enforceability of the security interest in or lien on any collateral securing any of the Obligations held by Agent for the benefit of the Lender Group (including, without limitation, the Collateral),

         (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations,

         (c) the cessation for any cause whatsoever of the liability of any other Debtor (other than by reason of the full payment and performance of all Obligations),

         (d) any failure of the Lender Group to marshal assets in favor of any Debtor or any other Person,

         (e) any failure of the Lender Group to give notice of sale or other disposition of collateral to any other Debtor or any other Person other than such waiving Debtor, or any defect in any notice that may be given to any other Debtor or any other Person other than such waiving Debtor, in connection with any sale or disposition of any collateral securing the Obligations or any of them (including, without limitation, the Collateral),

         (f) any failure of the Lender Group to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation that is owned by another Debtor or by any other Person other than such waiving Debtor, including any failure of the Lender Group to conduct a commercially reasonable sale or other disposition of any such collateral or other security for any Obligation,

         (g) any act or omission of the Lender Group or others that directly or indirectly results in or aids the discharge or release of any other Debtor, or the Obligations of any other Debtor, or any security or guaranty therefor, by operation of law or otherwise,

         (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,

         (i) any failure of the Lender Group to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person other than such waiving Debtor,

         (j) the election by the Lender Group of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code,

         (k) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code,

         (l)  any use of cash collateral under Section 363 of the Bankruptcy
Code,

         (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,

         (n) the avoidance of any lien held by Agent in favor of the Lender Group for any reason, or

         (o) any action taken by the Lender Group that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations (other than Contingent Surviving Obligations) have been paid and performed in full and no portion of any commitment of the Lender Group to any Debtor under any Loan Document remains in effect, no Debtor shall have any right of subrogation, contribution, reimbursement or indemnity, and each Debtor expressly postpones, until the irrevocable termination of all Commitments and the indefeasible payment in full in cash of all Obligations, any right to enforce any remedy that the Lender Group now has or hereafter may have against any other Person and postpones its rights, if any, until the irrevocable termination of all Commitments and the indefeasible payment in full in cash of all Obligations, to the benefit of, or any right to participate in, any collateral now or hereafter held by the Lender Group. Except to the extent expressly provided for in any Loan Document, each Debtor expressly waives, to the maximum extent permitted by applicable law, all rights or entitlements to presentments, demands for payment or performance, notices of nonpayment or non-performance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of the Loan Documents or of the existence, creation or incurring of new or additional Obligations.

          1.7 In the event that all or any part of the Obligations at any time should be or become secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Debtor authorizes Agent on behalf of the Lender Group, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand except as is or may be expressly required by the terms of any Loan Document or by the provisions of any applicable law, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or non-judicial sale, without affecting or diminishing, except to the extent of the effect of the application of the proceeds realized therefrom, and except to the extent mandated by any non-waivable provision of applicable law, the Obligations of any Debtor (other than the Obligations of a grantor of a foreclosed deed of trust, mortgage, or other instrument, to the extent, if any, that applicable law affects or diminishes the Obligations of such grantor), the enforceability of the Loan Agreement or any other Loan Document, or the validity or enforceability of any remaining security interests or liens of, or for the benefit of, the Lender Group on any collateral.

          1.8 To the fullest extent permitted by applicable law, each Debtor expressly waives any defenses to the enforcement of the Loan Agreement, or to the enforcement of any other Loan Document, or to any rights of the Lender Group created or granted hereby or thereby, or to the recovery by the Lender Group against any Debtor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale of any collateral, whether real or personal, from time to time securing any of the Obligations, even though such a foreclosure or sale may impair the subrogation rights of one or more of the Debtors and may preclude one or more of the Debtors from obtaining reimbursement or contribution from the other Debtors. To the fullest extent permitted by applicable law, each Debtor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. To the fullest extent permitted by applicable law, each Debtor, for itself, expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein of another Debtor that is subject to any such deeds of trust or mortgages or other instruments, and any Debtor's failure to receive any such notice shall not impair or affect such Debtor's obligations or the enforceability of the Loan Documents or any rights of the Lender Group created or granted hereby or thereby.

          1.9 Each Debtor hereby agrees to keep each other Debtor fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto. Each Debtor hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Debtor, and of the ability of each other Debtor to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Debtor hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the Lender Group shall have no duty to inform any Debtor of any information pertaining to the business, affairs, finances, or financial condition of any other Debtor, or pertaining to the ability of any other Debtor to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Debtors to continue to be jointly and severally liable for, or to provide Collateral for, Obligations of one or more of the other Debtors. To the fullest extent permitted by applicable law, each Debtor hereby expressly waives any duty of the Lender Group to inform any Debtor of any such information.

          1.10 The Debtors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights that the Debtors otherwise may have against the other Debtors, the Lender Group, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

          1.11 Anything to the contrary in this Agreement notwithstanding, nothing in this Agreement shall constitute a waiver or relinquishment by any Debtor (a) of any right to notice from Agent on behalf of the Lender Group expressly provided for in favor of such Debtor in any Loan Document, or (b) of any duty or obligation of the Lender Group expressly provided for in favor of such Debtor in any Loan Document.

2.     MISCELLANEOUS.

          2.1 Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire agreement.

          2.2 Agreement to be bound by Loan Agreement. By its execution and delivery of this Agreement or any joinder hereto, any Debtor that is not a party to the Loan Agreement or any joinder thereto nevertheless shall be deemed to have agreed to be bound by each provision in the Loan Agreement relating to the Debtors or their assets with the same force and effect as though such Debtor were party to the Loan Agreement or any joinder thereto, MUTATIS MUTANDIS.

          2.3 Additional Debtors. The initial Debtors hereunder shall be such of the Debtors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Debtors, as required by the Loan Agreement or the other Loan Documents, may become parties hereto, as additional Debtors (each, an "Additional Debtor"), by executing and delivering a counterpart of this Agreement. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by any other Debtor, each such Additional Debtor shall be a Debtor and shall be as fully a party hereto as if such Additional Debtor were an original signatory hereof. Each Debtor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Debtor, nor by any election of Agent not to cause any Person to become an Additional Debtor hereunder. This Agreement shall be fully effective as to any Debtor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Debtor hereunder.

                             [signature page follows.]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                                       STAR TELECOMMUNICATIONS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       CEO TELECOMMUNICATIONS, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       CEO CALIFORNIA TELECOMMUNICATIONS, INC., a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 COMMUNICATIONS, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 LONG DISTANCE, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       HELVEY COM, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       LUCIUS ENTERPRISES, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       AS TELECOMMUNICATIONS, INC.,
                                       an Arizona corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 HOLDINGS I, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 HOLDINGS II, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       NATIONWIDE DISTRIBUTORS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       TECHNOLOGY LEASING, INC., a
                                       Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 PHONECARD, L.P.,
                                       a Texas limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PLATFORM SERVICES, L.P.,
                                       a Delaware limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       INVESTMENT SERVICES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as Agent


                                       By: /s/
                                           ----------------------------
                                       Title: